T. Rowe Price Credit Opportunities Fund

Supplement to Prospectus and Summary Prospectus dated August 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective immediately, Jason Bauer will join Rodney Rayburn as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective December 31, 2026, Mr. Rayburn will step down from his role on the fund and Mr. Bauer will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Bauer joined T. Rowe Price in 2008.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective immediately, Jason Bauer will join Rodney Rayburn as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective December 31, 2026, Mr. Rayburn will step down from his role on the fund and Mr. Bauer will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Bauer joined the Firm in 2008, and his investment experience dates from 2003. During the past five years, he has served as a high yield credit analyst and portfolio manager.

The date of this supplement is June 1, 2026.

F105-041 6/1/26